           SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                            TCW GALILEO FUNDS, INC.
                              Dated March 1, 2001


     The TCW Group, Inc. ("TCW") has entered into a definitive agreement for the sale of a majority of its interests to Societe Generale Asset Management, S.A. ("SG Asset Management"). SG Asset Management, its parent, Societe Generale, S.A. ("Societe Generale"), and TCW signed an agreement under which SG Asset Management will acquire a majority of TCW, increasing to 70% over the next five years. The remaining 30% will be retained by the current shareholders and will be available for recirculation to employees for incentive purposes as they are repurchased by Societe Generale over time. The transaction is expected to be completed in summer, 2001. Upon consummation of the transaction, the Fund's Advisory Agreement will be deemed to have been assigned and, therefore, will terminate. The Board of Directors has approved a new Advisory Agreement with TCW Investment Management Company ("Advisor"), which is substantially identical to the current Advisory Agreement. The Board of Directors will seek shareholder's approval of the new Advisory Agreement through a proxy solicitation that is currently scheduled to conclude in June.

     Founded in 1864, Societe Generale is one of the world's leading financial services companies and, through SG Asset Management, a leading asset manager with over $150 billion under management. SG Asset Management has more than 1,200 employees serving private and corporate clients in 15 countries. With the combination of TCW, the new SG Asset Management will have more than $240 billion of assets under management.

                                                         May 4, 2001